SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 16, 2003




                                  NITCHES, INC.

             (Exact name of registrant as specified in its charter)



                                   California
                            (State of Incorporation)


             0-13851                                     95-2848021
      (Commission File Number)            (I.R.S. Employer Identification No.)


               10280 Camino Santa Fe, San Diego, California 92121
                    (Address of principal executive offices)


                  Registrant's telephone number: (858) 625-2633

Item 5.  Other Events

On July 16, 2003, the Registrant issued a press release announcing a $.05 special dividend and third quarter fiscal 2003 results. A copy of the press release is filed herewith as Exhibit 99.1.


Item 7.  Exhibits

99.1     Press Release of the Registrant dated July 16, 2003.



                                    SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.



                                                        NITCHES, INC.
                                                    ---------------------
                                                         Registrant

July 16, 2003
                                              By: /s/ Steven P. Wyandt
                                                 ------------------------------
                                                      Steven P. Wyandt
                                              As Principal Financial Officer
                                              and on behalf of the Registrant






Exhibit Index

Exhibit No.        Description
-----------        -----------
99.1               Press Release of the Registrant dated July 16, 2003.